Exhibit 99.1

Investor Presentation – February 2014

Statements in this presentation that set forth expectations or predictions are based on facts and situations that are known to us as of February 12, 2014, the date of this filing. Actual results may differ materially, due to risks and uncertainties, such as those described on pages 9-15 of our 2012 Form 10-K and other subsequent filings with the SEC. Statements in this presentation are not guarantees of future performance. We do not undertake any obligation to update our forward-looking statements. Investors may obtain a free copy of all filings containing information about Matson from the SEC at the SEC’s website at http://www.sec.gov after such documents have been filed with the SEC. In addition, copies of filings containing information about us can be obtained without charge by sending a request to Matson, Inc., 1411 Sand Island Parkway, Honolulu, Hawaii 96819, Attention: Investor Relations; by calling (510) 628-4021; or by accessing them on the web at http://www.matson.com. Forward Looking Statements

Matson – At a Glance Leading U.S. carrier in the Pacific Lifeline to island economies of Hawaii and Guam Niche, premium, expedited service from China to Southern California 35% ownership in 6 West Coast terminals Top 10 integrated, asset-light logistics services Rail intermodal, highway brokerage and warehousing Leverages Matson brand Scalable model with high ROIC OCEAN TRANSPORTATION LOGISTICS See the Addendum for a reconciliation of GAAP to non-GAAP for Financial Metrics (In millions) LTM (1) % of Total Revenue Ocean Transportation $1,223.7 75.3% Logistics $400.9 24.7% Total $1,624.6 100.0% Operating Income Ocean Transportation $105.0 98.8% Logistics $1.3 1.2% Total $106.3 100.0% EBITDA $174.3 (1) Last twelve months as of September 30, 2013

Ocean Transportation – Core 9-Ship Jones Act Deployment LTM = Last twelve months as of September 30, 2013 HON = Honolulu; LB = Long Beach; OAK = Oakland; SEA = Seattle 2 Ships HON / OAK / LB 2 Ships HON / SEA / OAK 5 Ships LB / HON / Guam / China South Pacific Service

Market and service leader to Hawaii Principal carrier in the trade Most arrivals per week into Honolulu High vessel utilization Dedicated terminal operations Own neighbor island barge network Hawaii: Poised for Growth Positive economic trends Construction activity a key driver Several condominium projects in development Expected progress on Honolulu Rail Transit Project Hawaii Service Indicator (% Change YOY) 2012 2013F 2014F 2015F Real GDP1 1.6 2.4 2.8 2.5 Visitor Arrivals 1 9.6 2.9 2.7 2.3 Construction Jobs 2 2.4 7.0 10.8 11.1 Res. Bldg Permits 2 18.6 22.8 50.8 19.1 Non-Res. Bldg Permits 2 50.3 5.9 21.9 12.0 Sources: 1. DBEDT: Hawaii Department of Business, Economic Development & Tourism; Quarterly Statistical & Economic Report, Fourth Quarter 2013, December 4, 2013 http://hawaii.gov/dbedt 2. UHERO: University of Hawaii Economic Research Organization; State Forecast Update, October 25, 2013 http://www.uhero.hawaii.edu LTM = Last twelve months as of September 30, 2013

Unique, Premium, Expedited Service Weekly 5 ship string connecting 3 ports in China to Long Beach 3-6 day competitive advantage: Fastest transit time: 10 days (vs. 12-14 day trade standard) Next-day freight availability at Long Beach Achieves freight rate premium to the spot market Utilization of Jones Act tonnage in round trip dual head-haul revenue model China Service (CLX)

Critical Link in CLX Network Configuration Primary carrier to Guam since departure of major competitor in late 2011 Volume in Guam remains stable Connections from Oakland and Pacific Northwest to Guam via Honolulu Guam Service

# SSAT Joint Venture

- 35% ownership stake in 6 west coast terminals

**Strategic Benefits**

- Guaranteed berth/cranes
  - Quick turn of vessels
  - Maintain sailing schedules
- Fast cargo availability
  - Quick truck and yard turns
- Flexibility to receive freight close to departure
- Increased customer satisfaction
- Recent expansion of Oakland terminal creates premier terminal in Northern California

| U.S. West Coast Terminals | | | |
|---|---|---|---|
| | SSAT | Others | % SSAT* |
| Long Beach / LA | 2 | 12 | 5-10% |
| Oakland | 2 | 5 | 40-45% |
| Seattle / Tacoma | 2 | 8 | 15-20% |
| | **6** | **25** | **10-15%** |

*Source: Matson management estimates*

**SSAT lifts as a percentage of all terminal operations lifts, by location*


Oakland International
Container Terminal (SSA)
Middle Harbor

MATX LISTED NYSE

Investor Presentation | February 2014 – Slide 8

Matson.

Delivery expected in 3Q/4Q 2018 First ship named in honor of Senator Inouye Introducing the Aloha Class Two 3600 TEU dual fuel, LNG capable containerships from Aker Contract price $418 million

Aloha Class Specifications Green Ship Technology 3600 TEU capacity Optimized speed to ensure cargo reliability Additional 45-foot capacity Additional reefer outlets Cell guide spacing (constr. materials) Neighbor Island accessible Fuel efficient hull Dual fuel engines, conventional fuel oils or LNG Double hull fuel tanks State of the art ballast water system Reduced emissions Shore power equipped Future Hawaii Freight Demand

LNG Capable Potentially cheaper source of fuel Dual fuel engines part of vessel design Additional ~$20 million per vessel to complete LNG installation Decision will be driven by LNG availability at the US West Coast ports

# *Compelling Investment*

- Significantly lowers cost per TEU in Hawaii fleet
- Cost efficiencies driven by:
  - Maintaining 9-ship deployment at significantly higher volumes
  - Lower operating costs of modern vessels
    - Lower fuel consumption – ~30% on a per TEU basis using conventional fuel oils
    - Lower crewing, maintenance & repair, and dry-docking costs
- Attractive ROIC investment

| | 4Q 2013 | 2014 | 2015 + 2016 | 2017 + 2018 |
|---|---|---|---|---|
| **Estimated Installment Payment Schedule** (excluding owners' items and capitalized interest) | ~2% | - | ~22% | ~76% |

MATX LISTED NYSE

Investor Presentation | February 2014 – Slide 12

Matson.

Matson Logistics A National Network of Integrated Services Seattle Portland Houston Reno St Paul Chicago Birmingham Dallas Philadelphia Atlanta Savannah Jacksonville Akron Indianapolis Long Beach Phoenix Boston Columbus SF/ Oakland Warehousing & Distribution China Supply Chain Services Domestic & International Intermodal Highway TL and LTL Customer Service Center Logistics Sales International Intermodal Sales Warehousing and Distribution Matson Port Facility Top 10 third-party logistics broker Leverages Matson brand Long-term relationships with customers and vendors Scalable model with high ROIC

LTM (1) Results Intermodal and highway volume growth Warehouse operating improvements Operating income margin improved Priorities Organic growth as a national provider of integrated logistics solutions Highway and intermodal brokerage Increase cross-selling with Ocean Transportation Pursue growth in freight forwarding and NVOCC services in China consolidation Improve operating margins to historical range of 2 - 4% Matson Logistics (1) LTM = Last twelve months as of September 30, 2013 Source: Association of American Railroads

3Q2013 Condensed Income Statement (in $ millions) 3Q13 3Q12 Operating Revenue Ocean transportation $310.1 $ 307.1 Logistics revenue 104.9 94.3 Total operating revenue 415.0 401.4 Costs and Expenses Operating costs 353.6 337.0 Selling, general and administrative 31.8 30.6 Equity in loss (income) of terminal joint venture 2.4 (0.7) Separation costs - 0.3 Operating Income 27.2 34.2 Interest expense 3.6 4.0 Income tax expense 6.4 11.2 Income from Discontinued Operations (net of tax) - (0.1) Net Income $17.2 $ 19.1 Diluted Earnings Per Share ($/share) Continuing Operations 0.40 0.45 Discontinued Operations - - Net Income 0.40 0.45 Key Metrics Total revenue increased 3.4% Operating costs increased 4.9% Selling, general and administrative expenses increased 3.9% Effective tax rate of 27.1% LTM EBITDA of $174.3 million See the Addendum for a reconciliation of GAAP to non-GAAP for Financial Metrics LTM = Last twelve months as of September 30, 2013

 Generated $137.8 million in cash flow from operations Maintenance capex of $19.7 million Paid $19.9 million in dividends Reduction of debt by $32.7 million Increased cash position by $61.9 million Cash Generation and Uses of Cash * Does not include $5.7 million in Other Uses of Cash For the 9 Months Ended September 30, 2013

Condensed Balance Sheet Assets (in $ millions) 9/30/13 12/31/12 Cash $ 81.8 $ 19.9 Other current assets 230.3 214.2 Total current assets 312.1 234.1 Investment in terminal joint venture 56.6 59.6 Property, net 736.2 762.5 Other assets 115.3 118.1 Total $1,220.2 $1,174.3 Liabilities & Shareholders’ Equity (in $ millions) 9/30/13 12/31/12 Current portion of long-term debt $ 12.5 $ 16.4 Other current liabilities 176.8 177.0 Total current liabilities 189.3 193.4 Long term debt 277.4 302.7 Deferred income taxes 296.9 251.9 Employee benefit plans 106.0 108.0 Other liabilities 35.0 38.4 Total long term liabilities 715.3 701.0 Shareholders’ equity 315.6 279.9 Total $1,220.2 $1,174.3 Cash and Debt Levels Cash up $61.9 million for the 9 months ended September 30, 2013 Total debt of $289.9 million Current portion is $12.5 million Net Debt / LTM EBITDA ratio of 1.19x Issued $100 million senior unsecured 30-year, 4.35% notes on January 28, 2014 See the Addendum for a reconciliation of GAAP to non-GAAP for Financial Metrics LTM = Last twelve months as of September 30, 2013

Market and service leader in core Hawaii and Guam trade lanes Primary carrier with operating leverage to recovering economies Unique expedited China Service (CLX) achieving premium rates Unique deployment of Jones Act tonnage in international trade Fastest transit time and cargo availability creates 3-6 day advantage Superior asset quality and flexibility Average age of current 9-ship active fleet is 21 years compared with 34 years for closest competitor Proven ability to manage fleet deployment and maintain high vessel utilization Strong, defensible market position High barriers to entry and multi-decade customer relationships Strong balance sheet and cash flow generation Financial strength to invest in new vessels and pursue strategic opportunities Attractive cash dividend Increased quarterly dividend by 6.7% in 2013 Investment Highlights

19 Appendix Historical Data and Reconciliations

EBITDA1, 2 (in $ Millions) EBITDA and Capex 1 EDITDA and capital expenditure information extracted from previously filed Form 10-Ks which include other income and exclude intercompany income. 2Operating Income is from continuing operations. 2011 expenses included CLX2 costs of $7.1 million primarily related to container repositioning that did not qualify for discontinued operations treatment. LTM = Last twelve months as of September 30, 2013 Capital Expenditures1 (in $ Millions) 2002-2012 Average excluding new Vessels = $40 million See the Addendum for a reconciliation of GAAP to non-GAAP for Financial Metrics

Ocean Transportation Operating Income More detailed information is available in previously filed Form 10-Ks and 10-Qs Operating Income Operating Margin 10-year Average Annual Operating Income: $101.4 million $ millions Adjusted Operating Income Operating Margin LTM = Last twelve months as of September 30, 2013 $93.2 $105.6 $126.5 $105.6 $57.8 $73.7 $96.6 $105.0 $108.3 $128.0 $118.3 $0 $20 $40 $60 $80 $100 $120 $140 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 LTM 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0%

Pre-Tax Income (Loss) SSAT Investment More detailed information is available in previously filed Form 10-Ks and 10-Qs 10-year Average Annual Pre-tax Income: $8.5 million $ millions LTM = Last twelve months as of September 30, 2013 $3.4 $4.7 $17.1 $13.3 $10.7 $5.2 $6.2 $12.8 $8.6 $3.2 - $2.9 -$5 $0 $5 $10 $15 $20 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 LTM Thousands

Logistics Operating Income More detailed information is available in previously filed Form 10-Ks and 10-Qs Operating Income Operating Margin 10-year Average Annual Operating Income: $10.8 million $ millions Operating Income Operating Margin LTM = Last twelve months as of September 30, 2013 $4.3 $8.9 $14.4 $20.8 $21.8 $18.5 $6.7 $7.1 $4.9 $0.1 $1.3 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% $0 $5 $10 $15 $20 $25 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 LTM

Selected Segment Data More detailed information is available in previously filed Form 10-Ks and 10-Qs 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Capital Expenditures Ocean Transportation $133.2 $128.6 $173.9 $217.1 $65.8 $35.5 $12.7 $69.4 $44.2 $37.0 Vessel Purchases $100.1 $ 98.2 $148.8 $154.6 $ 1.9 $ 1.3 $ 0.2 0 0 0 Logistics Services $ 0.2 $ 0.1 $ 1.3 $ 1.7 $ 2.0 $ 2.4 $ 0.6 $ 1.8 $ 3.0 $1.1 Total CAPEX $133.4 $128.7 $175.2 $218.8 $67.8 $37.9 $13.3 $71.2 $47.2 $38.1 Depreciation & Amortization Ocean Transportation $ 51.0 $ 56.8 $ 59.5 $ 58.1 $63.2 $66.1 $67.1 $69.0 $70.6 $68.7 Logistics Services $ 0.9 $ 1.2 $ 1.4 $ 1.5 $ 1.5 $ 2.3 $ 3.5 $ 3.2 $ 3.2 $3.4 Total D&A $51.9 $58.0 $60.9 $59.6 $64.7 $68.4 $70.6 $72.2 $73.8 $72.1

Matson reports financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company also considers other non-GAAP measures to evaluate performance, make day-to-day operating decisions, help investors understand our ability to incur and service debt and to make capital expenditures, and to understand period-over-period operating results separate and apart from items that may, or could, have a disproportional positive or negative impact on results in any particular period. These non-GAAP measures include, but are not limited to EBITDA and Return on Invested Capital (“ROIC”). The Company defines EBITDA as the sum of net income, less income or loss from discontinued operations, plus income tax expense, interest expense and depreciation and amortization. EBITDA should not be considered as an alternative to net income (as determined in accordance with GAAP), as an indicator of our operating performance, or to cash flows from operating activities (as determined in accordance with GAAP) as a measure of liquidity. Our calculation of EBITDA may not be comparable to EBITDA as calculated by other companies, nor is this calculation identical to the EBITDA used by our lenders to determine financial covenant compliance. For purposes of external reporting, the Company defines ROIC as Net Income less Income or Loss from Discontinued Operations plus tax effected Interest Expense divided by Total Debt plus Shareholder Equity. Our calculation of ROIC may not be comparable to ROIC as calculated by other companies. Use of Non-GAAP Measures

GAAP to Non-GAAP Reconciliation (Net Debt and EBITDA) (in $ millions) Last Twelve Months (LTM) Year Ended December 31 As of September 30, 2013 2012 2011 Net Income 62.0 45.9 34.2 Subtract: Income (loss) from discontinued operations (0.1) (6.1) (11.6) Add: Income tax expense 29.5 33.0 25.1 Add: Interest expense 14.7 11.7 7.7 Add: Depreciation & amortization 68.0 72.1 71.6 EBITDA 174.3 168.8 150.2 As of September, 2013 (in $ millions) Total Debt $289.9 Subtract: Cash (81.8) Net Debt $208.1

GAAP to Non-GAAP Reconciliation (ROIC) Dollars in Millions, unless otherwise noted 2012 Net Income 45.9 Subtract: Loss from discontinued operations (6.1) Add: Interest expense (tax effected)1 7.2 Total Return 59.2 Total Debt 319.1 Shareholder Equity 279.9 Total Invested Capital2 599.0 ROIC (Total Return/Total Invested Capital) 9.9% The effective tax rate for 2012 was 38.82% Total Debt and Shareholder Equity as of December 31, 2012

GAAP to Non-GAAP Reconciliation (EBITDA) Dollars in Millions 2002 2003 2004 2005 2006 2007 2008 2009 2010 Segment Operating Income Excluding Discontinued Ops 45.5 97.5 119.0 142.6 126.8 148.0 124.1 64.5 125.4 Segment Depreciation and Amortization 51.2 51.9 58.0 60.9 59.6 65.2 68.5 70.6 70.8 EBITDA 96.7 149.4 177.0 203.5 186.4 213.2 192.6 135.1 196.2 More detailed information is available in previously filed Form 10-Ks and 10-Qs